UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 6, 2012

AmTrust Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

59 Maiden Lane, 6th Floor, New York, New York		10038
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Item 8.01 Other Events.

On August 6, 2012, AmTrust Financial Services, Inc. issued a press release announcing a stock dividend of 10%, or 0.10 shares per share of common stock, and a quarterly cash dividend of $0.10 per share of common stock. The stock dividend will be payable on September 20, 2012 to shareholders of record as of September 4, 2012. The cash dividend will be payable on October 15, 2012 to shareholders of record as of October 1, 2012. A copy of the press release is hereby filed with the Commission and incorporated by reference herein as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated August 6, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmTrust Financial Services, Inc.
(Registrant)

/s/ Stephen Ungar
Stephen Ungar General Counsel and Secretary

Date August 6, 2012